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                                                                      Exhibit 24


                                POWER OF ATTORNEY
                                -----------------


         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of Shiloh Industries, Inc., a Delaware corporation, hereby constitutes and appoints Robert L. Grissinger, Craig A. Stacy and Thomas C. Daniels, and each of them, the true and lawful attorney or attorneys-in-fact, with full power of substitution and revocation, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign on behalf of each of the undersigned a Registration Statement on Form S-8 with respect to the 1993 Key Employee Stock Incentive Plan, pursuant to the Securities Act of 1933 and to sign any and all amendments or supplements to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting to said attorney or attorneys-in-fact, and each of them, full power and authority to do so and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

         Executed as of this 31st day of January 1997.



/s/Robert L. Grissinger                    /s/James C. Fanello
-----------------------                    ----------------------------
Robert L. Grissinger                       James C. Fanello
President, Chief Executive Officer         Director
(Principal Executive Officer),
Chairman of the Board and Director


/s/Dominick C. Fanello                     /s/Richard S. Gray
-----------------------                    ----------------------------
Dominick C. Fanello                        Richard S. Gray
Director                                   Director


/s/James A. Karman                         /s/Curtis E. Moll
-----------------------                    ----------------------------
James A. Karman                            Curtis E. Moll
Director                                   Director


/s/David J. Hessler                        /s/Theodore K. Zampetis
-----------------------                    ----------------------------
David J. Hessler                           Theodore K. Zampetis
Director                                   Director


/s/Dieter Kaesgen                          /s/Craig A. Stacy
-----------------------                    ----------------------------
Dieter Kaesgen                             Craig A. Stacy
Director                                   Treasurer and Chief Financial Officer
                                           (Principal Financial and Accounting
                                           Officer)